Exhibit 10.8

TIANCI INTERNATIONAL, INC.

Unit B,10/F., Ritz Plaza,

No.122 Austin Road,Tsim Sha Tsui,

Kowloon, Hong Kong 999077

Reg. S: Debt Conversion by Non-U.S. Persons

SUBSCRIPTION AGREEMENT

1.        SUBSCRIPTION. The undersigned subscriber (the “Subscriber”) hereby makes application to purchase the number of shares of common stock specified in Section 5 hereof (the “Shares”) to be issued by Tianci International, Inc., a Nevada corporation (the “Company”). The Purchase Price for the Shares will be the amount set forth in Section 5. The Purchase Price will be paid by cancellation of the Loan as described in Section 5.

2.       REPRESENTATIONS OF SUBSCRIBER. The Subscriber represents and warrants to the Company as follows:

(A)	The written information provided to the Subscriber regarding the Company is contained in the following documents filed by the Company with the U.S. Securities and Exchange Commission: the Annual Report on Form 10-K for the year ended July 31, 2023 and the Quarterly Report on Form 10-Q for the quarter ended October 31, 2023. The Subscriber is not relying upon any oral statements by the Company or by any other person or other written information in making the decision to purchase the Shares.

(B)	The Subscriber (or its principals, if the Subscriber is an entity) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

(C)	The Subscriber is aware that the books and records of the Company will be available for inspection during this offering, upon reasonable notice, during business hours at the Company's place of business.

(D)	The Subscriber has been provided access to any information the Subscriber requested in evaluating a purchase of the Shares.

(E)	The Subscriber has been presented with the opportunity to ask questions and receive answers from officers of the Company relating to the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of the information made available to the Subscriber.

3.       ACKNOWLEDGEMENTS BY SUBSCRIBER, The Subscriber acknowledges that the Subscriber is aware of the following facts:

(A)	Although the Company’s common stock is listed for trading on the OTC Pink Market maintained by OTC Markets, the market for the common stock is very thin, with only occasional trades at prices that increase or decrease significantly and suddenly. Therefore, it the Subscriber wants to sell the Shares, there may be no buyer available, or the price offered may be less than the actual value of the Shares.

(B)	There were 13,903,481 shares of the Company's common stock outstanding prior to the commencement of this offering, and there were no other equity securities issued by the Company. The Company intends to sell an indefinite number of shares of its common stock in this offering.

(C)	No public agency has expressed an opinion upon the accuracy or adequacy of any information presented by the Company in connection with this offering or the fairness of the terms of the offering.

(D)	The Company may release confidential information about the Subscriber (and, if the Subscriber is an entity, its record and beneficial owners) to government authorities, if the Company determines in its sole discretion that it is in the best interest of the Company to do so or that such release is required by applicable law.

1

4.        NON-U.S. PERSON. The Company is offering the Shares outside the United States only for purchase by persons who are not U.S. Persons (as defined in Section 902 of Regulation S promulgated by the Securities and Exchange Commission). The Subscriber represents and warrants to the Company that the Subscriber is not a U.S. Person and that the following statements are true:

(A)	The Subscriber is not a resident of the United States or of any territories of the United States.

(B)	The offer and sale of the Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions. The offer and sale of the Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation S.

(C)	The Subscriber is not acquiring the Shares for the account or benefit of any U.S. Person.

(D)	The Subscriber acknowledges and agrees that, pursuant to the provisions of Regulation S, the Shares cannot be sold, assigned, transferred, conveyed, pledged or otherwise disposed of to any U.S. Person or within the United States of America or its territories or possessions for a period of one year from and after the purchase of the Shares, unless the Shares are registered for sale in the United States pursuant to an effective registration statement under the Securities Act or another exemption from such registration is available. The Subscriber has not engaged in any hedging transactions with regard to the Shares.

(E)	The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares and understands that the Company will refuse to register any transfer of Shares not made in accordance with applicable U.S. securities laws.

(F)	The Subscriber is not a “distributor” of securities nor a dealer in securities. The Subscriber is purchasing the Shares as principal for its own account, for investment purposes only and not with an intent or view towards further sale or distribution, and has not pre-arranged any sale with any other person and has no plans to enter into any such agreement or arrangement.

5.       SHARES SUBSCRIBED FOR; CANCELLATION OF DEBT. The undersigned subscribes to purchase the Shares for the following Purchase Price:

_______ shares of common stock.

$______ Purchase Price (US$__1.00___ per share)

The Company and the Subscriber agree that the Purchase Price will be paid in full by cancellation of the Loan. As used herein, the “Loan” shall mean and refer to the obligation of the Company to pay to the Subscriber an amount equal to the Purchase Price by reason of _____ ___Based on mutual agreement and discussion between both parties_______________________________________________________________________________________________ In full consideration for the Shares, the Subscriber hereby declares the Loan to be full satisfied and discharged and releases the Company from all obligations with respect to the Loan.

6.       BINDING EFFECT. This Subscription Agreement is executed this ____ day of January, 2024, and shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

(The remainder of this page is intentionally blank. The next page is the signature page.)

2

SUBSCRIBER:

If the Subscriber is an INDIVIDUAL:

Print Name	Print Name (if joint)

Signature of Purchase	Signature of Joint Purchaser (if any)

Address:	Address

If the Subscriber is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or similar entity:

Name of Entity	Country or State of Organization

By:
Name:	Address
Title:

U.S. Tax ID (if any)	Address

3

ACCEPTED BY THE COMPANY THIS

_____ DAY OF JANUARY, 2024

TIANCI INTERNATIONAL, INC.

By: _________________________________

Shufang Gao, President

4